                                                                   EXHIBIT 4.09



                             SEAGATE SOFTWARE, INC.
                             1996 STOCK OPTION PLAN
                 (amended and restated, effective June 28, 1996)
                              (amended April 1999)


1. Purposes of the plan. The purposes of this stock option plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and consultants of the company and its subsidiaries and to promote the success of the company's business. Options granted under the plan may be incentive stock options (as defined under section 422 of the code) or nonstatutory stock options, as determined by the Administrator at the time of grant of an option and subject to the applicable provisions of section 422 of the code, as amended, and the regulations promulgated thereunder.

2. Definitions. As used herein, the following definitions shall apply:

         (a) "Administrator" means the board or any of its committees appointed pursuant to section 4 of the plan.

         (b) "Board" means the board of directors of the company.

         (c) "Code" means the internal revenue code of 1986, as amended.

         (d) "Committee" means a committee appointed by the board of directors in accordance with section 4 of the plan.

         (e) "Common Stock" means the common stock of the company.

         (f) "Company" means Seagate Software, Inc., a Delaware corporation.

         (g) "Consultant" means any person who is engaged by the company or any parent or subsidiary to render consulting or advisory services and is compensated for such services, and any director of the company whether compensated for such services or not. If and in the event the company registers any class of any equity security pursuant to the Exchange Act, the term consultant shall thereafter not include directors who are not compensated for their services or are paid only a director's fee by the company.

         (h) "continuous status as an employee or consultant" means that the employment or consulting relationship with the company, any parent, or subsidiary, is not interrupted or terminated. Continuous status as an employee or consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the company or (ii) transfers between locations of the company or between the company, its parent, any subsidiary, or any successor. A leave of absence approved by the company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the company. For purposes of incentive stock options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including company policies. If reemployment upon expiration of a leave of absence approved by the company is not so guaranteed, on the 181st day of such leave any incentive stock option held by the Optionee shall cease to be treated as an incentive stock option and shall be treated for tax purposes as a nonstatutory stock option.

         (i) "Employee" means any person, including officers and directors, employed by the company or any parent or subsidiary of the company. The payment of a director's fee by the company shall not be sufficient to constitute "employment" by the company.

         (j) "Exchange Act" means the securities Exchange Act of 1934, as amended.

         (k) "fair market value" means, as of any date, the value of common stock determined as follows:

                  (i) if the common stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq national market or the Nasdaq smallcap market of the Nasdaq stock market, its fair market value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) if the common stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its fair market value shall be the mean between the high bid and low asked prices for the common stock on the last market trading day prior to the day of determination, or;

                  (iii) in the absence of an established market for the common stock, the fair market value thereof shall be determined in good faith by the Administrator.

         (l) "Incentive Stock Option" means an option intended to qualify as an incentive stock option within the meaning of section 422 of the code.

         (m) "Nonstatutory Stock Option" means an option not intended to qualify as an incentive stock option.

         (n) "Officer" means a person who is an officer of the company within the meaning of section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

         (o) "Option" means a stock option granted pursuant to the plan.

         (p) "Optioned Stock" means the common stock subject to an option.

         (q) "Optionee" means an employee or consultant who receives an option.

         (r) "Parent" means a "parent corporation", whether now or hereafter existing, as defined in section 424(e) of the code.

         (s) "Plan" means this 1996 stock option plan.

         (t) "Section 16(b) " means section 16(b) of the Exchange Act.

         (u) "Share" means a share of the common stock, as adjusted in accordance with section 11 below.

         (v) "Subsidiary" means a "subsidiary corporation", whether now or hereafter existing, as defined in section 424(f) of the code.

3. Stock subject to the plan. Subject to the provisions of section 11 of the plan, the maximum aggregate number of shares which may be optioned and sold under the plan is sixteen million six hundred thousand (16,600,000) shares. The shares may be authorized, but unissued, or reacquired common stock.

         If an option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased shares which were subject thereto shall become available for future grant or sale under the plan (unless the plan has terminated); provided, however, that shares that have actually been issued under the plan shall not be returned to the plan and shall not become available for future distribution under the plan, except that if unvested shares are repurchased by the company at their original purchase price, and the original purchaser of such shares did not receive any benefits of ownership of such shares, such shares shall become available for future grant under the plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of share ownership.

4. Administration of the Plan.

         (a) Initial Plan Procedure. Prior to the date, if any, upon which the company becomes subject to the Exchange Act, the plan shall be administered by the board or a committee appointed by the board.

         (b) Plan Procedure after the Date, if any, upon which the Company becomes subject to the Exchange Act.

                  (i) Administration with respect to Directors and Officers. With respect to grants of options to employees who are also officers or directors of the company, the plan shall be administered by (a) the board if the board may administer the plan in compliance with the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") relating to the disinterested administration of employee benefit plans under which section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (b) a committee designated by the board to administer the plan, which committee shall be constituted to comply with the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the board. From time to time the board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and thereafter directly administer the plan, all to the extent permitted by the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which section 16(b) exempt discretionary grants and awards of equity securities are to be made.

                  (ii) Multiple Administrative Bodies. If permitted by Rule 16b-3, the plan may be administered by different bodies with respect to directors, non-director officers and employees who are neither directors nor officers.

                  (iii) Administration With Respect to Consultants and Other Employees. With respect to grants of options to employees or consultants who are neither directors nor officers of the company, the plan shall be administered by (a) the board or (b) a committee designated by the board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of incentive stock option plans, if any, of state corporate and securities laws, of the code, and of any applicable stock exchange (the "applicable laws"). Once appointed, such committee shall continue to serve in its designated capacity until otherwise directed by the board. From time to time the board may increase the size of the committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the committee and thereafter directly administer the plan, all to the extent permitted by the applicable laws.

         (c) Powers of the Administrator. Subject to the provisions of the plan and, in the case of a committee, the specific duties delegated by the board to such committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the common stock is listed, the Administrator shall have the authority, in its discretion:

                  (i) to determine the fair market value of the common stock, in accordance with section 2(k) of the plan;

                  (ii) to select the consultants and employees to whom options may from time to time be granted hereunder;

                  (iii) to determine whether and to what extent options are granted hereunder;

                  (iv) to determine the number of shares of common stock to be covered by each such award granted hereunder;

                  (v) to approve forms of agreement for use under the plan;

                  (vi) to determine the terms and conditions of any award granted hereunder;

                  (vii) to allow Optionees to satisfy withholding tax obligations by electing to have the company withhold from the shares to be issued upon exercise of an option that number of shares having a fair market value equal to the amount required to be withheld. The fair market value of the shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by Optionees to have shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                  (viii) to reduce the exercise price of any option to the then current fair market value if the fair market value of the common stock covered by such option has declined since the date the option was granted; and

                  (ix) to construe and interpret the terms of the plan and awards granted pursuant to the plan.

         (d) Effect of Administrator's Decision. All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any options.

5. Eligibility.

         (a) Nonstatutory Stock Options may be granted to employees and consultants. Incentive stock options may be granted only to employees. An employee or consultant who has been granted an option may, if otherwise eligible, be granted additional options.

         (b) Each option shall be designated in the written option agreement as either an incentive stock option or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Optionee during any calendar year (under all plans of the company and any parent or subsidiary) exceeds $100,000, such options shall be treated as nonstatutory stock options. For purposes of this section 5(b), incentive stock options shall be taken into account in the order in which they were granted. The fair market value of the shares shall be determined as of the time the option with respect to such shares is granted.

         (c) The Plan shall not confer upon any Optionee any right with respect to continuation of employment or consulting relationship with the company, nor shall it interfere in any way with his or her right or the company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

         (d) Upon the company or a successor corporation issuing any class of common equity securities required to be registered under section 12 of the Exchange Act or upon the plan being assumed by a corporation having a class of common equity securities required to be registered under section 12 of the Exchange Act, the following limitations shall apply to grants of options to employees:

                  (i) no employee shall be granted, in any fiscal year of the company, options to purchase more than 5,000,000 shares.

                  (ii) in connection with his or her initial employment, an employee may be granted options to purchase up to an additional 3,000,000 shares which shall not count against the limit set forth in subsection (i) above.

                  (iii) the foregoing limitations shall be adjusted proportionately in connection with any change in the company's capitalization as described in section 11.

                  (iv) if an option is cancelled in the same fiscal year of the company in which it was granted (other than in connection with a transaction described in section 11), the cancelled option will be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an option is reduced, the transaction will be treated as a cancellation of the option and the grant of a new option.

6. Term of Plan. The plan shall become effective upon the earlier to occur of its adoption by the board of directors or its approval by the stockholders of the company, as described in section 17 of the plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under section 13 of the plan.

7. Term of Option. The term of each option shall be the term stated in the option agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. However, in the case of an incentive stock option granted to an Optionee who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the company or any parent or subsidiary, the term of the option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the option agreement.

8. Option Exercise Price and Consideration.

         (a) The per share exercise price for the shares to be issued pursuant to exercise of an option shall be such price as is determined by the Administrator, but shall be subject to the following:

                  (i) In the case of an incentive stock option

                           (a) granted to an employee who, at the time of the
                  grant of such incentive stock option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the company or any parent or subsidiary, the per share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per share on the date of grant.

                           (b) granted to any employee other than an employee
                  described in the preceding paragraph, the per share exercise price shall be no less than one hundred percent (100%) of the fair market value per share on the date of grant.

                  (ii) In the case of a nonstatutory stock option

                           (a) granted to a person who, at the time of the grant
                  of such option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the company or any parent or subsidiary, the per share exercise price shall be no less than one hundred ten percent (110%) of the fair market value per share on the date of the grant.

                           (b) granted to any person, the per share exercise
                  price shall be no less than eighty-five (85%) of the fair market value per share on the date of grant.

         (b) The consideration to be paid for the shares to be issued upon exercise of an option, including the method of payment, shall be determined by the Administrator (and, in the case of an incentive stock option, shall be determined at the time of grant) and may consist entirely of (1) cash, (2) check, (3) promissory note, (4) other shares which (x) in the case of shares acquired upon exercise of an option have been owned by the Optionee for more than six months on the date of surrender and (y) have a fair market value on the date of surrender equal to the aggregate exercise price of the shares as to which said option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the company of the sale or loan proceeds required to pay the exercise price, (6) the cancellation of a portion of the shares subject to the option with a fair market value equal to the aggregate exercise price of the shares as to which said option shall be exercised, or (7) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the company.

9. Exercise of Option.

         (a) Procedure for Exercise; Rights as a Stockholder. Any option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the company and/or the Optionee, and as shall be permissible under the terms of the plan. An option may not be exercised for a fraction of a share. An option shall be deemed to be exercised when written notice of such exercise has been given to the company in accordance with the terms of the option by the person entitled to exercise the option and full payment for the shares with respect to which the option is exercised has been received by the company. Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under section 8(b) of the plan. Until the issuance (as evidenced by the appropriate entry on the books of the company or of a duly authorized transfer agent of the company) of the stock certificate evidencing such shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option. The company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in section 11 of the plan. Exercise of an option in any manner shall result in a decrease in the number of shares which thereafter may be available, both for purposes of the plan and for sale under the option, by the number of shares as to which the option is exercised.

         (b) Termination of Employment or Consulting Relationship. In the event of termination of an Optionee's continuous status as an employee or consultant with the company (but not in the event of an Optionee's change of status from employee to consultant (in which case an employee's incentive stock option shall automatically convert to a nonstatutory stock option on the date three (3) months and one (1) day from the date of such change of status) or from consultant to employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an incentive stock option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such option as set forth in the option agreement), exercise his or her option to the extent that Optionee was entitled to exercise it at the date of such termination. To the extent that Optionee was not entitled to exercise the option at the date of such termination, or if Optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate.

         (c) Disability of Optionee. In the event of termination of an Optionee's consulting relationship or continuous status as an employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such option as set forth in the option agreement), exercise the option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in section 22(e)(3) of the code, in the case of an incentive stock option such incentive stock option shall automatically convert to a nonstatutory stock option on the day three (3) months and one (1) day following such termination. To the extent that Optionee is not entitled to exercise the option at the date of termination, or if Optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the plan.

         (d) Death of Optionee. In the event of the death of an Optionee, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such option as set forth in the notice of grant), by the Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the option at the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire option, the shares covered by the unexercisable portion of the option shall immediately revert to the plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance does not exercise the option within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the plan.

         (e) Rule 16b-3. Options granted to persons subject to section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from section 16 of the Exchange Act with respect to plan transactions.

10. Non-transferability of Options. Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

11. Adjustments upon Changes in Capitalization or Merger.

         (a) Changes in Capitalization. Subject to any required action by the stockholders of the company, the number of shares of common stock covered by each outstanding option, and the number of shares of common stock which have been authorized for issuance under the plan but as to which no options have yet been granted or which have been returned to the plan upon cancellation or expiration of an option, as well as the price per share of common stock covered by each such outstanding option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the common stock, or any other increase or decrease in the number of issued shares of common stock effected without receipt of consideration by the company; provided, however, that conversion of any convertible securities of the company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of common stock subject to an option.

         (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the option will terminate immediately prior to the consummation of such proposed action.

         (c) Merger or Asset Sale. In the event of a merger of the company with or into another corporation, or the sale of substantially all of the assets of the company, the option may be assumed or an equivalent option may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, the option is not assumed or substituted, the option shall terminate as of the date of the closing of the merger or sale of assets. For the purposes of this paragraph, the option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase, for each share of optioned stock subject to the option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of common stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets was not solely common stock of the successor corporation or its parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the option for each share of optioned stock subject to the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of common stock in the merger or sale of assets.

12. Time of Granting Options. The date of grant of an option shall, for all purposes, be the date on which the Administrator makes the determination granting such option, or such other date as is determined by the board. Notice of the determination shall be given to each employee or consultant to whom an option is so granted within a reasonable time after the date of such grant.

13. Amendment and Termination of the Plan. The board may at any time amend, alter, suspend or discontinue the plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her written consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with sections 162(m) or 422 of the code (or any other applicable law or regulation, including the requirements of the nasd or an established stock exchange), the company shall obtain stockholder approval of any plan amendment in such a manner and to such a degree as required.

14. Conditions upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the company with respect to such compliance.

         As a condition to the exercise of an option, the company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the company, such a representation is required by any of the aforementioned relevant provisions of law.

15. Reservation of Shares. The company, during the term of this plan, will at all times reserve and keep available such number of shares as shall be sufficient to satisfy the requirements of the plan. The inability of the company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the company's counsel to be necessary to the lawful issuance and sale of any shares hereunder, shall relieve the company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained.

16. Agreements. Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

17. Stockholder Approval. Continuance of the plan shall be subject to approval by the stockholders of the company within twelve (12) months before or after the date the plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange upon which the common stock is listed.

18. Information to Optionees and Purchasers. The company shall provide to each Optionee, not less frequently than annually, copies of annual financial statements. The company shall also provide such statements to each individual who acquires shares pursuant to the plan while such individual owns such shares. The company shall not be required to provide such statements to key employees whose duties in connection with the company assure their access to equivalent information.

                             SEAGATE SOFTWARE, INC.
                                 1996 STOCK PLAN
                             STOCK OPTION AGREEMENT

Neither the fact that a registration statement or an application for a license has been filed under this chapter with the state of new hampshire nor the fact that a security is effectively registered or a person is licensed in the state of new hampshire constitutes a finding by the secretary of state that any document filed under rsa 421-b is true, complete and not misleading. Neither any such fact nor the fact that an exemption or exception is available for a security or a transaction means that the secretary of state has passed in any way upon the merits or qualifications of, or recommended or given approval to, any person, security, or transaction. It is unlawful to make, or cause to be made, to any prospective purchaser, customer or client any representation inconsistent with the provisions of this paragraph.

Unless otherwise defined herein, the terms defined in the plan shall have the same defined meanings in this option agreement.

I. Notice of Stock Option Grant


[Optionee's name and address]

You have been granted an option to purchase common stock of the company, subject to the terms and conditions of the plan and this option agreement, as follows:

Grant number                             _________________________

Date of grant                            _________________________

Vesting commencement date                _________________________

Exercise price per share                 $________________________

Total number of shares granted           _________________________

Total exercise price                     $________________________

Type of option:                          ___   Incentive Stock Option

                                         ___       Nonstatutory Stock Option

Term/expiration date:                    _________________________


Vesting Schedule:
You may exercise this option, in whole or in part, according to the following vesting schedule:

20%, 20%, 30% and 30% of the shares subject to the option shall vest on each anniversary of the vesting commencement date.

Termination Period:

You may exercise this option for thirty (30) days after your employment or consulting relationship with the company terminates, or for such longer period upon your death or disability as provided in this option agreement. If your status changes from employee to consultant or consultant to employee, this option agreement shall remain in effect. In no case may you exercise this option after the term/expiration date as provided above.

II. Agreement

1. Grant of Option. Seagate software, Inc., a Delaware corporation (the "Company"), hereby grants to the Optionee named in the notice of grant (the "Optionee"), an option (the "option") to purchase the total number of shares of common stock (the "shares") set forth in the notice of grant, at the exercise price per share set forth in the notice of grant (the "exercise price") subject to the terms, definitions and provisions of the 1996 stock option plan (the "plan") adopted by the company, which is incorporated herein by reference. Unless otherwise defined herein, the terms defined in the plan shall have the same defined meanings in this option agreement.

         If designated in the notice of grant as an incentive stock option ("ISO"), this option is intended to qualify as an incentive stock option as defined in section 422 of the code. Nevertheless, to the extent that it exceeds the $100,000 rule of code section 422(d), this option shall be treated as a nonstatutory stock option ("NSO").

2. Exercise of option.

         (a) Right to Exercise. This option shall be exercisable during its term in accordance with the vesting schedule set out in the notice of grant and with the applicable provisions of the plan and this option agreement. In the event of Optionee's death, disability or other termination of the employment or consulting relationship, this option shall be exercisable in accordance with the applicable provisions of the plan and this option agreement.

         (b) Method of Exercise. This option shall be exercisable by written notice (in the form attached as exhibit a) which shall state the election to exercise the option, the number of shares in respect of which the option is being exercised, and such other representations and agreements as to the holder's investment intent with respect to such shares of common stock as may be required by the company pursuant to the provisions of the plan. Such written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the secretary of the company. The written notice shall be accompanied by payment of the exercise price. This option shall be deemed to be exercised upon receipt by the company of such written notice accompanied by the exercise price.

         No shares will be issued pursuant to the exercise of an option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the shares may then be listed. Assuming such compliance, for income tax purposes the shares shall be considered transferred to the Optionee on the date on which the option is exercised with respect to such shares.

1. Optionee's Representations. In the event the shares purchasable pursuant to the exercise of this option have not been registered under the Securities Act of 1933, as amended, at the time this option is exercised, Optionee shall, if required by the company, concurrently with the exercise of all or any portion of this option, deliver to the company his or her investment representation statement in the form attached hereto as exhibit b[, and shall read the applicable rules of the commissioner of corporations attached to such investment representation statement.]

2. Lock-up Period. Optionee hereby agrees that if so requested by the company or any representative of the underwriters (the "managing underwriter") in connection with any registration of the offering of any securities of the company under the Securities Act, Optionee shall not sell or otherwise transfer any shares or other securities of the company during the 180-day period (or such longer period as may be requested in writing by the managing underwriter and agreed to in writing by the company) (the "market standoff period") following the effective date of a registration statement of the company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the company to become effective under the Securities Act that includes securities to be sold on behalf of the company to the public in an underwritten public offering under the Securities Act. The company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such market standoff period.

3. Method of Payment. Payment of the exercise price shall be by any of the following, or a combination thereof, at the election of the Optionee:

         (a) cash;

         (b) check;

         (c) surrender of other shares of common stock of the company which (a) in the case of shares acquired pursuant to the exercise of a company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (b) have a fair market value on the date of surrender equal to the exercise price of the shares as to which the option is being exercised; or

         (d) delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the option and delivery to the company of the sale or loan proceeds required to pay the exercise price.

4. Restrictions on Exercise. This option may not be exercised until such time as the plan has been approved by the stockholders of the company, or if the issuance of such shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under part 207 of title 12 of the code of federal regulations ("regulation g") as promulgated by the federal reserve board.

5. Termination of Relationship. In the event an Optionee's continuous status as an employee or consultant terminates, Optionee may, to the extent otherwise so entitled at the date of such termination (the "termination date"), exercise this option during the termination period set out in the notice of grant. To the extent that Optionee was not entitled to exercise this option at the date of such termination, or if Optionee does not exercise this option within the time specified herein, the option shall terminate.

6. Disability of Optionee. Notwithstanding the provisions of section 7 above, in the event of termination of an Optionee's consulting relationship or continuous status as an employee as a result of his or her disability, Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such option as set forth in the option agreement), exercise the option to the extent otherwise entitled to exercise it at the date of such termination; provided, however, that if such disability is not a "disability" as such term is defined in section 22(e)(3) of the code, in the case of an incentive stock option such incentive stock option shall cease to be treated as an incentive stock option and shall be treated for tax purposes as a nonstatutory stock option on the day three months and one day following such termination. To the extent that Optionee was not entitled to exercise the option at the date of termination, or if Optionee does not exercise such option to the extent so entitled within the time specified herein, the option shall terminate, and the shares covered by such option shall revert to the plan.

7. Death of Optionee. In the event of termination of Optionee's continuous status as an employee or consultant as a result of the death of Optionee, the option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this option as set forth in section 11 below), by Optionee's estate or by a person who acquired the right to exercise the option by bequest or inheritance, but only to the extent the Optionee could exercise the option at the date of death.

8. Non-transferability of Option. This option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of this option shall be binding upon the executors, Administrators, heirs, successors and assigns of the Optionee.

9. Term of Option. This option may be exercised only within the term set out in the notice of grant, and may be exercised during such term only in accordance with the plan and the terms of this option. The limitations set out in section 7 of the plan regarding options designated as incentive stock options and options granted to more than ten percent (10%) stockholders shall apply to this option.

10. Tax Consequences. Set forth below is a brief summary as of the date of this option of some of the federal and state tax consequences of exercise of this option and disposition of the shares. This summary is necessarily incomplete, and the tax laws and regulations are subject to change. Optionee should consult a tax adviser before exercising this option or disposing of the shares.

         (a) Exercise of ISO. If this option qualifies as an ISO, there will be no regular federal income tax liability or state income tax liability upon the exercise of the option, although the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

         (b) Exercise of ISO Following Disability. If the Optionee's continuous status as an employee or consultant terminates as a result of disability that is not total and permanent disability as defined in section 22(e)(3) of the code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within three months of such termination for the ISO to be qualified as an ISO.

         (c) Exercise of Nonstatutory Stock Option. There may be a regular federal income tax liability and state income tax liability upon the exercise of a nonstatutory stock option. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price. If Optionee is an employee or a former employee, the company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount in cash equal to a percentage of this compensation income at the time of exercise, and may refuse to honor the exercise and refuse to deliver shares if such withholding amounts are not delivered at the time of exercise.

         (d) Disposition of Shares. In the case of an NSO, if shares are held for at least one year, any gain realized on disposition of the shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if shares transferred pursuant to the option are held for at least one year after exercise and are disposed of at least two years after the date of grant, any gain realized on disposition of the shares will also be treated as long-term capital gain for federal and state income tax purposes. If shares purchased under an ISO are disposed of within such one-year period or within two years after the date of grant, any gain realized on such disposition will be treated as compensation income (taxable at ordinary income rates) to the extent of the difference between the exercise price and the lesser of (1) the fair market value of the shares on the date of exercise, or (2) the sale price of the shares.

         (e) Notice of Disqualifying Disposition of ISO Shares. If the option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the shares acquired pursuant to the ISO on or before the later of (1) the date two years after the date of grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the company on the compensation income recognized by the Optionee.

11. Entire Agreement; Governing Law. The plan is incorporated herein by reference. The plan and this option agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the company and Optionee. This agreement is governed by California law except for that body of law pertaining to conflict of laws.

                               SEAGATE SOFTWARE, INC.,
                               a Delaware corporation


                               By:_____________________________________________
                               Executive Vice President, Corporate Development, Chief Operating Officer, Seagate Software, Inc.

Optionee acknowledges and agrees that the vesting of shares pursuant to the option hereof is earned only by continuing consultancy or employment at the will of the company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this agreement, nor in the company's stock option plan which is incorporated herein by reference, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the company, nor shall it interfere in any way with Optionee's right or the company's right to terminate Optionee's employment or consultancy at any time, with or without cause.

Optionee acknowledges receipt of a copy of the plan and represents that Optionee is familiar with the terms and provisions thereof, and hereby accepts this option subject to all of the terms and provisions thereof. Optionee has reviewed the plan and this option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this option and fully understands all provisions of the option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the plan or this option. Optionee further agrees to notify the company upon any change in the residence address indicated below.


Dated:
      --------------------------------         --------------------------------
                                               Optionee (print name)
SS#:
      --------------------------------         --------------------------------
                                               Optionee (signature)

Employee ID#:                                  Residence Address:
             -------------------------

Work Phone#:
            --------------------------

Home Phone#:
            --------------------------


                           DESIGNATION OF BENEFICIARY

In the event of my death, i hereby designate the following as my beneficiary(ies) to receive all of my options that are unexercised at that time.

Name: (please print)
                    -----------------------------------------------------------
                          (first)              (middle)              (last)


Relationship


Dated:
      --------------------------------         --------------------------------
                                               Signature of Employee


                                CONSENT OF SPOUSE

The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the plan and this option agreement. In consideration of the company's granting his or her spouse the right to purchase shares as set forth in the plan and this option agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the plan and this option agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the plan or this option agreement.


                                               --------------------------------
                                               Spouse of Optionee

                                                                       Exhibit A

                             SEAGATE SOFTWARE, INC.
                             1996 STOCK OPTION PLAN

                                 EXERCISE NOTICE



Seagate Software, Inc.
Attn:  Stock Plan Administration
P.O. Box 66360
Scotts Valley, CA 95067-0360


1. Exercise of Option. Effective as of today, ___________, 19__, the undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase _________ shares of the common stock (the "shares") of Seagate Software, Inc. (the "company") under and pursuant to the 1996 stock option plan, including all amendments thereto (the "Plan") and the [ ] incentive [ ] nonstatutory stock option agreement dated ________, 19 (the "option agreement").

2. Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the plan and the option agreement and agrees to abide by and be bound by their terms and conditions.

3. Rights as Stockholder. Until the stock certificate evidencing such shares is issued (as evidenced by the appropriate entry on the books of the company or of a duly authorized transfer agent of the company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the optioned stock, notwithstanding the exercise of the option. The company shall issue (or cause to be issued) such stock certificate promptly after the option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in section 11 of the plan.

Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the shares or the company and/or its assignee(s) exercises the right of first refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the shares so purchased except the right to receive payment for the shares so purchased in accordance with the provisions of this agreement, and Optionee shall forthwith cause the certificate(s) evidencing the shares so purchased to be surrendered to the company for transfer or cancellation.

4. Company's Right of First Refusal. Before any shares held by Optionee or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the company or its assignee(s) shall have a right of first refusal to purchase the shares on the terms and conditions set forth in this section (the "right of first refusal").

         (a) Notice of Proposed Transfer. The holder of the shares shall deliver to the company a written notice (the "notice") stating: (i) the holder's bona fide intention to sell or otherwise transfer such shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of shares to be transferred to each proposed transferee; and (iv) the bona fide cash price or other consideration for which the holder proposes to transfer the shares (the "offered price"), and the holder shall offer the shares at the offered price to the company or its assignee(s).

         (b) Exercise of Right of First Refusal. At any time within thirty (30) days after receipt of the notice, the company and/or its assignee(s) may, by giving written notice to the holder, elect to purchase all, but not less than all, of the shares proposed to be transferred to any one or more of the proposed transferees, at the purchase price determined in accordance with subsection (c) below.

         (c) Purchase Price. The purchase price ("Purchase Price") for the shares purchased by the company or its assignee(s) under this section shall be the offered price. If the offered price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the board of directors of the company in good faith.

         (d) Payment. Payment of the purchase price shall be made, at the option of the company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the holder to the company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the notice or in the manner and at the times set forth in the notice.

         (e) Holder's Right to Transfer. If all of the shares proposed in the notice to be transferred to a given proposed transferee are not purchased by the company and/or its assignee(s) as provided in this section, then the holder may sell or otherwise transfer such shares to that proposed transferee at the offered price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the proposed transferee agrees in writing that the provisions of this section shall continue to apply to the shares in the hands of such proposed transferee. If the shares described in the notice are not transferred to the proposed transferee within such period, a new notice shall be given to the company, and the company and/or its assignees shall again be offered the right of first refusal before any shares held by the holder may be sold or otherwise transferred.

         (f) Exception for Certain Family Transfers. Anything to the contrary contained in this section notwithstanding, the transfer of any or all of the shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this section. "immediate family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the shares so transferred subject to the provisions of this section, and there shall be no further transfer of such shares except in accordance with the terms of this section.

         (g) Termination of Right of First Refusal. The right of first refusal shall terminate as to any shares 90 days after the first sale of common stock of the company to the general public pursuant to a registration statement filed with and declared effective by the securities and exchange commission under the Securities Act of 1933, as amended.

5. Optionee's Right to Sell to the Company.

         (a) In the event that Optionee's employment with the company terminates for any reason, Optionee shall have the right to sell to the company all (but not less than all) of the Optionee's shares, at a per share purchase price equal to Optionee's exercise price (the "repurchase price"). No payment shall be made for the unexercised portion of any outstanding option. Optionee shall give the company written notice of Optionee's intent to sell Optionee's shares to the company within thirty (30) days of the termination of Optionee's employment with the company.

         (b) Within thirty (30) days of receiving the written notice required by section 5(a), the company shall notify Optionee in writing (the "notice") of the closing and shall specify in the notice the date and place for closing, which closing shall occur not more than sixty (60) days after the company's receipt of the Optionee's notice. At the closing, the company shall deliver the aggregate repurchase price for the shares (pursuant to section 5(c)) and Optionee shall deliver to the company the respective shares.

         (c) Payment of the aggregate repurchase price shall be made, at the option of the company in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Optionee to the company or by any combination of the two. In addition, at its option, the company may elect to pay the aggregate repurchase price to an account in the Optionee's name at a bank selected by the company. The company shall avail itself of this option by a notice in writing to the Optionee stating the name and address of the bank, date of payment, and waiving the closing at the company's office.

         (d) Upon delivery of the notice and the payment of the aggregate repurchase price in any of the ways described above, the company shall become the legal and beneficial owner of the shares being repurchased and all rights and interests therein or relating thereto, and the company shall have the right to retain and transfer to its own name the number of shares being repurchased by the company.

         (e) Whenever the company shall be required to repurchase shares hereunder, the company may designate and assign one or more employees, officers, directors or shareholders of the company or other persons or organizations to fulfill all or a part of the company's repurchase obligations under this agreement and purchase all or a part of such shares.

6. Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee's purchase or disposition of the shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the shares and that Optionee is not relying on the company for any tax advice.

7. Restrictive Legends and Stop-Transfer Orders.

         (a) Legends. Optionee understands and agrees that the company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the shares together with any other legends that may be required by the company or by state or federal securities laws:

The securities represented hereby have not been registered under the Securities Act of 1933 (the "act") and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until registered under the act or, in the opinion of company counsel satisfactory to the issuer of these securities, such offer, sale or transfer, pledge or hypothecation is in compliance therewith.

The shares represented by this certificate are subject to certain restrictions on transfer and a right of first refusal held by the issuer or its assignee(s) as set forth in the exercise notice between the issuer and the original holder of these shares, a copy of which may be obtained at the principal office of the issuer. Such transfer restrictions and right of first refusal are binding on transferees of these shares.

[it is unlawful to consummate a sale or transfer of this security, or any interest therein, or to receive any consideration therefor, without the prior written consent of the commissioner of corporations of the state of California, except as permitted in the commissioner's rules.

Optionee understands that transfer of the shares may be restricted by section
260.141.11 of the rules of the California corporations commissioner, a copy of which is attached to exhibit b, the investment representation statement.]

         (b) Stop-Transfer Notices. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the company transfers its own securities, it may make appropriate notations to the same effect in its own records.

         (c) Refusal to Transfer. The company shall not be required (i) to transfer on its books any shares that have been sold or otherwise transferred in violation of any of the provisions of this agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares shall have been so transferred.

8. Successors and Assigns. The company may assign any of its rights under this agreement to single or multiple assignees, and this agreement shall inure to the benefit of the successors and assigns of the company. Subject to the restrictions on transfer herein set forth, this agreement shall be binding upon Optionee and his or her heirs, executors, Administrators, successors and assigns.

9. Interpretation. Any dispute regarding the interpretation of this agreement shall be submitted by Optionee or by the company forthwith to the company's board of directors or the committee thereof that administers the plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the board or committee shall be final and binding on the company and on Optionee.

10. Governing Law; Severability. This agreement shall be governed by and construed in accordance with the laws of California excluding that body of law pertaining to conflicts of law. Should any provision of this agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

11. Notices. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the united states mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

12. Further Instruments. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this agreement.

13. Delivery of Payment. Optionee herewith delivers to the company the full exercise price for the shares.

14. Entire Agreement. The plan and notice of grant/option agreement are incorporated herein by reference. This agreement, the plan, the option agreement and the investment representation statement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the company and Optionee.


Submitted By:                               Accepted By:

Optionee:                                   Seagate Software, Inc.

--------------------------------
(print name)                                By:
                                               --------------------------------

                                            Its:
--------------------------------                -------------------------------
(signature)


Address:                                    Address:

--------------------------------            Seagate Software, Inc.
                                            Attn: Stock Plan Administration
--------------------------------            P.O. Box 66360
                                            Scotts Valley, CA 95067-0360

                                                                      Exhibit B


                       INVESTMENT REPRESENTATION STATEMENT

Optionee:

Company:   Seagate Software, Inc.

Security:  common stock

Amount:

Date:


In connection with the purchase of the above-listed securities, the undersigned Optionee represents to the company the following:

(a) Optionee is aware of the company's business affairs and financial condition and has acquired sufficient information about the company to reach an informed and knowledgeable decision to acquire the securities. Optionee is acquiring these securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

(b) Optionee acknowledges and understands that the securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the securities and exchange commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the company is under no obligation to register the securities. Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the company, a legend prohibiting their transfer without the consent of the commissioner of corporations of this state and any other legend required under applicable state securities laws.

(c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the company becomes subject to the reporting requirements of section 13 or 15(d) of the securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the company, (3) the amount of securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a form 144, if applicable.

In the event that the company does not qualify under Rule 701 at the time of grant of the option, then the securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than two years after the later of the date the securities were sold by the company or the date the securities were sold by an affiliate of the company, within the meaning of Rule 144; and, in the case of acquisition of the securities by an affiliate, or by a non-affiliate who subsequently holds the securities less than three years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

(e) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with regulation a, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the staff of the securities and exchange commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

[(f) Optionee understands that the certificate evidencing the securities will be imprinted with a legend which prohibits the transfer of the securities without the consent of the commissioner of corporations of California. Optionee has read the applicable commissioner's rules with respect to such restriction, a copy of which is attached.]


                                               Signature of Optionee:

                                               --------------------------------

                                               Date:                    , 19
                                                    --------------------    ---



                                      -2-